UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2008

Nabi Biopharmaceuticals

(Exact name of registrant as specified in its charter)

Delaware	000-04829	59-1212264
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

12276 Wilkins Avenue, Rockville, Maryland 20852

(Address of principal executive offices) (Zip code)

(301) 770-3099

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Nabi Biopharmaceuticals

Item 2.02. Results of Operations and Financial Condition

On February 28, 2008, Nabi Biopharmaceuticals (the “Company”) issued a press release announcing its results of operations for the three and twelve months ended December 29, 2007. A copy of the press release announcing these results is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, and it shall not be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit number	Description
99.1	Earnings Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabi Biopharmaceuticals

Date: February 28, 2008	By:	/s/ Jordan I. Siegel
Jordan I. Siegel Senior Vice President, Finance and Administration Chief Financial Officer and Treasurer

Index of Exhibits

Exhibit number	Description
99.1	Earnings Press Release